UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               ----------------

                                April 27, 2004
                              ------------------
               Date of Report (Date of Earliest Event Reported)


                              NIAGARA CORPORATION
              ---------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-22206                  59-3182820
----------------------------    -----------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                              667 Madison Avenue
                              New York, New York
                   ----------------------------------------
                   (Address of Principal Executive Offices)


                                     10021
                                  ----------
                                  (Zip Code)


                                (212) 317-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                 ---------------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits.


99.1       Press Release dated April 27, 2004 issued by Niagara Corporation.


Item 12.   Results of Operations and Financial Condition.


On April 27, 2004, Niagara Corporation announced its results of operations for the three months ended March 31, 2004. A copy of the press release announcing these results is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NIAGARA CORPORATION


                                              By: /s/ Marc J. Segalman
                                                 -----------------------------
                                                 Name:  Marc J. Segalman
                                                 Title: Executive Vice President
                                                        & General Counsel

Date:  April 27, 2004

                                 EXHIBIT INDEX


    Exhibit No.                    Description                        Page No.
    -----------                    -----------

       99.1           Press Release dated April 27, 2004 issued         5
                      by Niagara Corporation.